EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Drinks Americas Holdings, Ltd (the "Company") on Form 10-Q for the quarter year ended January 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Patrick Kenny, Chief Executive Officer and Chief Accounting Officer, of the Company, certify, pursuant to 18 U.S.C. S. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated as of March 14, 2012	/s/ J. Patrick Kenny
J. Patrick Kenny
Chief Executive Officer Chief Accounting Officer